UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 24, 2009

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Montague Expressway, #504, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	Modification of a Material Definitive Agreement

In light of the insolvent financial position of NeoMagic Corporation ( the “Company”), as reflected in its quarterly report on Form 10-Q for the period ended May 3, 2009 , on July 24, 2009,  the Company and its  former landlord, Silicon Valley CA-1, LLC, a Delaware limited liability company, reached a settlement under which the  Lease Agreement dated October 9, 1997, as amended, was terminated and  the Company agreed to pay $35,000, over a period of 60 days,  to settle the landlord's claims of approximately $2,038,000 with respect to the premises. The Company had vacated such premises in January 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	July 28, 2009	/s/ Douglas R. Young
Douglas R. Young
Chief Executive Officer